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                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT

         THIS AGREEMENT is made and entered into as of this 26th day of November, 2003, by and between Redline Performance Products, Inc., a Minnesota corporation, ("Borrower") with an address of 1120 Wayzata, Boulevard East, Suite 200, Wayzata, MN 55391; and Community National Bank, a United States corporation, (Lender) with an address of 5481 St. Croix Trail, North Branch, MN 55056.

                                    RECITALS:

         A. Borrower has entered into a Contract Assembly Agreement with Interstate Companies, Inc. (Assembler) dated effective September 26, 2003 (Assembly Agreement) pursuant to which the Assembler will assemble the Borrower's snowmobiles at an assembly facility located in the Fargo, North Dakota metropolitan area (Project).

         B. Lender has agreed to lend to Borrower up to a total maximum amount of TWO MILLION AND NO/100THS Dollars ($2,000,000.00), (Loan), or such amounts, as may be advanced from time to time in the discretion of the Lender, for the assembly and production of snowmobiles to be sold to dealers that are located in the United States and that have been approved by GE Commercial Distribution Finance Corporation (Unit(s)) pursuant to the Assembly Agreement, which Loan is evidenced by a note (Note) from Borrower to Lender in the principal amount as set forth above and is secured by a security interest created by a security agreement in the property of Borrower ("Security Agreement"). Payment of the Promissory Note and performance of Borrower's obligations under the Loan Documents are guaranteed by Sun Capital, LLC; Michael
T. Montplaisir; Steve J. Campbell; Terry J. Welle; Michael J. Hofer; Jerome J. Bushman; and Derrick J. Bushman ("Guarantors"). The parties hereto have also an assignment of a contract between Borrower and GE Commercial Distribution Finance Corporation ("Assignment") on the same day as the Promissory Note. All of such documents are hereinafter referred to as the "Loan Documents" and are incorporated herein by reference.

         C. The parties hereto desire to set forth the terms and conditions on which the Loan, shall be made.

                                   AGREEMENT:

         In consideration of the above recitals, of Lender's agreement to lend funds to Borrower and of the mutual agreements set forth below, the parties agree as follows:

    1. All capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Loan Documents. All proceeds from the Loan shall be used exclusively for the Project. Borrower further understands that Lender intends to sell all or a part of the Loan to one or more participants and, subject to compliance by all such participants with the confidentiality provisions set forth in this Agreement, Borrower consents to the dissemination of financial and other information concerning Borrower, Guarantors and the Project to the contemplated and/or actual participants. The word "Unit"


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as set forth in the Loan Documents shall mean one snowmobile to be sold to a dealer located in the United States that has been approved by GE Commercial Distribution Finance Corporation.

    2. Advances of principal on the Note shall be made at the reasonable discretion of the Lender and shall be made from time to time upon application of Borrower as follows:

    (a) Borrower shall provide all documentation required by any of the Loan Documents.

    (b) Borrower shall not be in default on any of the terms or conditions of the Loan Documents.

    (c) Borrower shall furnish a signed purchase order for each unit to lender and upon receipt, Lender shall advance the sum of Five Thousand and No/100ths Dollars ($5,000,00) per Unit to Borrower.

    3. Borrower shall pay to Lender an amount equal to Thirty Percent (30%) of the proceeds received from the sale of each Unit as a reduction in principal payment, in repayment of the loan until Borrower has repaid the amount of One Million and No/100ths Dollars ($1,000,000.00) of principal advanced on the Loan. Borrower shall then pay to Lender an amount equal to Seventy Percent (70%) of the proceeds received from the sale of each Unit as a reduction in principal payment, until Borrower has repaid the entire principal balance advanced on the Loan.

    4. Borrower shall pay to Lender upon execution of this Agreement, an origination fee equal to two (2) percent of the maximum proposed amount of the Loan. Lender acknowledges prior receipt of $20,000.00 of such amount.

    5. Borrower shall provide reporting to the Bank on all shipped Units on a weekly basis.

    6. It is expressly understood and agreed that Lender does not assume any liability or responsibility for the satisfactory completion of the Project, for the adequacy of funds advanced or disbursed, or for the quality of the work completed.

    7. The Parties agree that any material default in the terms of any one of the Loan Documents and this Agreement which is not cured within Ten (10) business days of receipt of notice of default shall be a default in the terms of any and all of the Loan Documents.

    8.   THE LENDER AND BORROWER HEREBY VOLUNTARILY, KNOWINGLY AND
INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THE LOAN DOCUMENTS OR CONCERNING THE INDEBTEDNESS EVIDENCED HEREBY AND/OR ANY COLLATERAL SECURING SUCH INDEBTEDNESS, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY

                                       2.

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TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE
BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

    9. Lender agrees that all information disclosed by Borrower to the Lender regarding the Borrower including its products, business plans, business opportunities, finance, research, development, know-how or personnel, and confidential information disclosed to the Borrower by third parties, shall be considered "Confidential Information." Lender agrees to maintain the confidence of the Confidential Information and to prevent its unauthorized dissemination, and not to use the Confidential Information for any purpose other than consideration of the proposed business relationship with Borrower. Confidential Information shall not, however, include information which: (i) is now or subsequently becomes generally known or available by publication, commercial use or otherwise, through no fault of the Lender; or (ii) is lawfully obtained by Lender from a third party without violation of a confidentiality obligation. All Confidential Information remains the property of the Borrower and no license or other rights in the Confidential information is granted hereby. Lender agrees to return to the Borrower immediately upon the Borrower's request all Confidential Information, including but not limited to all documentation, notes, plans and copies thereof. This Agreement and the provisions hereof shall be Confidential information, provided that the Borrower may disclose the terms of this Agreement and the Agreement to the extent reasonably required to comply with Borrower's disclosure obligations under the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

    10.  This agreement shall be governed by the laws of the State of Minnesota.

    IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.

                                      BORROWER:

                                      Redline Performance Products, Inc.

                                      By: /s/ Kent H. Harle
                                          --------------------------------------
                                          Kent H. Harle, Chief Executive Officer

                                      By: /s/ Mark A. Payne
                                          --------------------------------------
                                          Mark A. Payne, President & Chief
                                          Financial Officer

                                      LENDER:

                                      Community National Bank

                                      By: /s/ Ross W. Sandison
                                          --------------------------------------
                                          Ross W. Sandison, President

                                       3.